UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2026

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ASPEN AEROGELS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Forbes Road, Building B Northborough, Massachusetts	01532
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 691-1111

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Update on Incident at East Providence Facility

As previously reported by Aspen Aerogels, Inc. (“Aspen” or the “Company”), an explosion occurred at Aspen’s manufacturing facility in East Providence, Rhode Island on the evening of April 8, 2026. The explosion damaged a portion of the facility’s production space and required the temporary cessation of operations. The investigation into the cause of the incident is ongoing. Preliminary reports indicate the explosion originated in a specific high-temperature oven. Eleven employees at the facility were transported to local medical facilities for evaluation and were subsequently released.

As of April 21, 2026, the facility remains offline. The Company continues to work with the relevant authorities to execute a plan to resume operations.

The Company maintains business interruption and property damage insurance and has initiated the claims process with its insurance carriers.

The Company continues to analyze the potential impacts of the incident on the Company’s business, operations and financial performance, and expects to provide a further update in connection with its fiscal 2026 first quarter earnings release in early May.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s ongoing investigation of the incident at its manufacturing facility in East Providence, Rhode Island; the extent and nature of the damage to the facility; the Company’s work with the relevant authorities to execute a plan to resume operations at the facility; and the potential impacts of the incident on the Company’s business, operations and financial performance. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including the Company’s ability to resume operations at the facility; the Company’s ability to manufacture the full array of its products at the facility and to meet expected customer demand; the Company’s ability to mitigate any potential impacts on the Company’s business, operations and financial performance; as well as the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The information set forth in Item 7.01 above is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Aspen Aerogels, Inc. on April 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN AEROGELS, INC.

Date: April 21, 2026	By:	/s/ Grant Thoele
	Name:	Grant Thoele
	Title:	Chief Financial Officer and Treasurer